UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2024

Business First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-38447	20-5340628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana	70801
(Address of principal executive offices)	(Zip Code)

(225) 248-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2024, Business First Bancshares, Inc., a Louisiana corporation (“BFST”), and Oakwood Bancshares, Inc., a Texas corporation (“Oakwood”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for the acquisition by BFST of Oakwood through the merger of Oakwood with and into BFST, with BFST surviving the merger (the “Merger”).

Pursuant to the terms and subject to the conditions of the Reorganization Agreement, which has been unanimously approved by the Board of Directors of each of BFST and Oakwood, each share of Oakwood common stock issued and outstanding immediately prior to the effective time of the Merger (the “effective time”) will be converted into the right to receive, without interest, 0.5112 shares of BFST common stock, subject to adjustment pursuant to the terms of the Reorganization Agreement, plus cash in lieu of any fractional shares (collectively, the “Per Share Merger Consideration”).

In addition, at the effective time, each Oakwood stock option outstanding and unexercised immediately prior to the effective time shall cease to represent an option to purchase shares of Oakwood common stock and shall be converted automatically into an option to purchase a number of shares of BFST common stock as calculated pursuant to the terms of the Reorganization Agreement. Further, at the effective time, each Oakwood restricted stock award and Oakwood restricted stock unit award that is outstanding immediately prior to the effective time shall convert automatically into the right to receive the Per Share Merger Consideration in respect of each share of Oakwood common stock underlying such Oakwood restricted stock award and Oakwood restricted stock unit award, as applicable, without interest. Based on the closing price of $21.57 for BFST common stock on April 22, 2024, the Merger would have an aggregate value of $85.7 million.

As soon as practicable after the consummation of the Merger, Oakwood Bank, a Texas banking association and wholly-owned subsidiary of Oakwood (“Oakwood Bank”), will merge with and into b1BANK, a Louisiana state-chartered bank and wholly-owned subsidiary of BFST (“b1BANK”), with b1BANK surviving the merger (the “Bank Merger”).

The Reorganization Agreement contains customary representations, warranties and covenants made by each of BFST and Oakwood. Completion of the Merger is subject to certain conditions, including, among others, the (i) approval by Oakwood’s shareholders of the Reorganization Agreement, (ii) listing on Nasdaq of the shares of BFST common stock to be issued in the Merger, (iii) receipt of all governmental and regulatory consents and approvals required to consummate the Merger, (iv) Securities and Exchange Commission (the “SEC”) having declared effective under the Securities Act of 1933, as amended (the “Securities Act”), BFST’s registration statement covering the issuance of shares of BFST common stock in the Merger, and (v) absence of any injunction, order or legal restraint prohibiting the consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct to the extent provided in the Reorganization Agreement and the other party having performed in all material respects its obligations under the Reorganization Agreement.

The Reorganization Agreement contains certain termination rights for both BFST and Oakwood, including, among others, if the Merger is not consummated on or before January 20, 2025 (subject to extension as described in the Reorganization Agreement) or if the requisite approval of Oakwood’s shareholders is not obtained. Oakwood may be required to pay a termination fee of $3,503,010.41 in the event of a termination of the Reorganization Agreement under certain circumstances.

Under the Reorganization Agreement, Mr. William G. Hall, or if Mr. Hall is unable to serve, one (1) other individual from the boards of directors of Oakwood or Oakwood Bank to be chosen by BFST in its sole discretion, will be appointed to the boards of directors of BFST and b1BANK effective at or immediately following the effective time of the Merger. In addition, Roy J. Salley, chief executive officer and president of Oakwood, will join b1BANK immediately following the effective time of the Bank Merger as regional chairman, Dallas. The officers of BFST at the effective time of the Merger will be the officers of the surviving corporation.

The Merger is expected to close during the fourth quarter of 2024, subject to the satisfaction of customary closing conditions, including those listed above.

Aside from the transactions contemplated by the Reorganization Agreement, there is no material relationship between BFST and Oakwood.

The foregoing summary of the Reorganization Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Reorganization Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

In connection with entering into the Reorganization Agreement, BFST entered into a voting agreement (the “Oakwood Voting Agreement”) with the directors and certain executive officers of Oakwood, pursuant to which such persons have agreed, subject to the terms set forth therein, to vote their shares of Oakwood common stock in favor of the Reorganization Agreement and the transactions contemplated thereby, including the Merger, and to not sell or otherwise dispose of any of their shares of Oakwood common stock until after the meeting of Oakwood’s shareholders to vote on the Reorganization Agreement. The parties to the Oakwood Voting Agreement beneficially own in the aggregate approximately 28% of the outstanding shares of Oakwood common stock.

The foregoing description of the Oakwood Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of Oakwood Voting Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

In addition, in connection with entering into the Reorganization Agreement, each non-employee director of Oakwood or Oakwood Bank entered into a director support agreement (the “Director Support Agreements”), pursuant to which each director agrees to refrain from harming the goodwill of BFST, Oakwood or any of their respective subsidiaries and their respective customer, client and vendor relationships for a period of two (2) years following the completion of the Merger, as well as certain additional restrictive covenants.

The foregoing description of the Director Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the form of Director Support Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

The Reorganization Agreement and the above description of the Reorganization Agreement and related transactions have been included to provide investors and security holders with information regarding the terms of the Reorganization Agreement. They are not intended to provide any other factual information about BFST, Oakwood or their respective subsidiaries, affiliates or businesses. The representations, warranties and covenants contained in the Reorganization Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Reorganization Agreement and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differs from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of BFST, Oakwood or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Reorganization Agreement, which subsequent information may or may not be fully reflected in public disclosures by BFST or Oakwood. Accordingly, investors should read the representations and warranties in the Reorganization Agreement not in isolation but only in conjunction with the other information about BFST or Oakwood and their respective subsidiaries and affiliates that the respective companies include in reports, statements and other filings they make with the SEC.

Item 2.02	Results of Operations and Financial Condition.

On April 25, 2024, BFST issued a press release announcing its consolidated financial results for the first quarter of 2024.  The release also announced that the Board of Directors of BFST declared a common dividend on April 25, 2024, in the amount of $0.14 to the common shareholders of record of BFST on May 15, 2024. The dividend is to be paid on May 31, 2024, or as soon therefore as practicable. In addition, the Board of Directors of BFST declared a preferred dividend in the amount of $18.75 per share, which is the full quarterly dividend of 1.875% based on the per annum rate of 7.50%. The dividend will be paid on May 31, 2024, or as soon therefore as practicable, to the preferred shareholders of record as of May 15, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 7.01	Regulation FD Disclosure.

On April 25, 2024, BFST made available the supplemental information, a copy of which is attached hereto as Exhibit 99.2, relating to its press release announcing its consolidated financial results for the first quarter of 2024.

In addition, on April 25, 2024, BFST issued a press release announcing the execution of the Reorganization Agreement. A copy of the press release is attached to this Form 8-K as Exhibit 99.3. BFST is providing supplemental information regarding the Merger in the investor presentation attached as Exhibit 99.4 to this Form 8-K.

BFST will hold a conference call and webcast at 4:00 p.m., CDT, on April 25, 2024, with investors to provide supplemental information regarding its consolidated financial results for the first quarter of 2024 and the Merger.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibits 99.2, 99.3 and 99.4, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Reorganization by and between Business First Bancshares, Inc. and Oakwood Bancshares, Inc., dated as of April 25, 2024 (Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.)

10.1	Form of Voting Agreement
10.2	Form of Director Support Agreement
99.1*	Press release issued by Business First Bancshares, Inc., dated April 25, 2024, announcing results of operations for the first quarter of 2024
99.2*	Investor Presentation, dated April 25, 2024, for results of operations for the first quarter of 2024
99.3*	Press release issued by Business First Bancshares, Inc., dated April 25, 2024, announcing the execution of the Reorganization Agreement, dated April 25, 2024
99.4*	Investor Presentation, dated April 25, 2024, for supplemental information relating to the Merger

* Furnished, not filed.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. These forward-looking statements reflect the current views of BFST with respect to future events and BFST’s financial performance. Any statements about BFST’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. BFST cautions that the forward-looking statements in this document are largely based on BFST’s current expectations, estimates, projections, goals and forecasts and management assumptions about the future performance of each of BFST, Oakwood and the combined company, as well as the businesses and markets in which they do and are expected to operate. These forward-looking statements are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond BFST’s control. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the expected impact of the proposed transaction between BFST and Oakwood on the combined entities’ operations, financial condition, and financial results; (2) the businesses of BFST and Oakwood may not be combined successfully, or such combination may take longer to accomplish than expected; (3) the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; (4) operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; (5) regulatory approvals of the proposed transaction may not be obtained, or adverse conditions may be imposed in connection with regulatory approvals of the proposed transaction; (6) the Oakwood shareholders may not approve the proposed transaction; (7) the impact on BFST and Oakwood, and their respective customers, of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; (8) potential recession in the United States and BFST’s and Oakwood’s market areas; (9) the impacts related to or resulting from bank failures and any continuation of the uncertainty in the banking industry, including the associated impact to BFST, Oakwood and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response thereto; (10) the impact of changes in market interest rates, whether due to continued elevated interest rates resulting in further compression of net interest margin or potential reductions in interest rates resulting in declines in net interest income; (11) the persistence of the current inflationary pressures, or the resurgence of elevated levels of inflation, in the United States and the BFST and Oakwood market areas; (12) the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; (13) uncertainty regarding United States fiscal debt and budget matters; (14) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; (15) competition from other financial services companies in BFST’s and Oakwood’s markets; or (16) current or future litigation, regulatory examinations or other legal and/or regulatory actions. Additional information regarding these risks and uncertainties to which BFST’s business and future financial performance are subject is contained in BFST’s most recent Annual Report on Form 10-K on file with the SEC, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of such documents, and other documents BFST files or furnishes with the SEC from time to time, which are available on the SEC’s website, www.sec.gov. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which BFST is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, BFST can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this document. Any forward-looking statements presented herein are made only as of the date of this document, and BFST does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, new information, the occurrence of unanticipated events, or otherwise, except as required by applicable law. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

This communication is being made with respect to the proposed transaction involving BFST and Oakwood. This material is not a solicitation of any vote or approval of the Oakwood shareholders and is not a substitute for the proxy statement/prospectus or any other documents that BFST and Oakwood may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed transaction between BFST and Oakwood, BFST will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a proxy statement of Oakwood and a prospectus of BFST, as well as other relevant documents concerning the proposed transaction. Before making any voting or investment decisions, investors and shareholders are urged to read carefully the Registration Statement and the proxy statement/prospectus regarding the proposed transaction, as well as any other relevant documents filed with the SEC and any amendments or supplements to those documents, because they will contain important information. Oakwood will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider BFST’s public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about BFST, may be obtained, free of charge, as they become available at the SEC’s website at www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from BFST at www.b1BANK.com. Copies of the proxy statement/prospectus can also be obtained, when they become available, free of charge, by directing a request to Business First Bancshares, Inc., 500 Laurel Street, Suite 101, Baton Rouge, LA 70801, Attention: Corporate Secretary, Telephone: 225-248-7600.

Participants in the Solicitation

BFST, Oakwood and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of Oakwood’s shareholders in connection with the proposed transaction. Information about BFST’s directors and executive officers is available in its definitive proxy statement relating to its 2024 annual meeting of shareholders, which was filed with the SEC on April 10, 2024, and other documents filed by BFST with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of Oakwood’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2024	BUSINESS FIRST BANCSHARES, INC.

	By:	/s/ David R. Melville, III
Name: David R. Melville, III Title: President and Chief Executive Officer